                                  EXHIBIT 24

                               POWER OF ATTORNEY


       The undersigned, a person elected as a director of Electronic Data Systems Holding Corporation (to be renamed Electronic Data Systems Corporation) (the "Company") effective immediately following the consummation of the split-off of the Company from General Motors Corporation, hereby constitutes and appoints Lester M. Alberthal, Jr., John R. Castle, Jr., Paul J. Chiapparone, Gary J. Fernandes, and Joseph M. Grant, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of the Company, and any and all amendments thereto (including post-effective amendments), relating to the resale of shares of common stock of the Company by a trust under the General Motors Hourly Rate Employees Pension Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



Date:  May 22, 1996                  /s/ Judith Rodin
                                    ------------------
                                     Dr. Judith Rodin

                               POWER OF ATTORNEY


          The undersigned, a person elected as a director of Electronic Data Systems Holding Corporation (to be renamed Electronic Data Systems Corporation) (the "Company") effective immediately following the consummation of the split-off of the Company from General Motors Corporation, hereby constitutes and appoints Lester M. Alberthal, Jr., John R. Castle, Jr., Paul J. Chiapparone, Gary J. Fernandes, and Joseph M. Grant, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of the Company, and any and all amendments thereto (including post-effective amendments), relating to the resale of shares of common stock of the Company by a trust under the General Motors Hourly Rate Employees Pension Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



Date:  5/21, 1996                    /s/ Enrique J. Sosa
                                    ---------------------
                                         Enrique J. Sosa

                               POWER OF ATTORNEY


          The undersigned, a person elected as a director of Electronic Data Systems Holding Corporation (to be renamed Electronic Data Systems Corporation) (the "Company") effective immediately following the consummation of the split-off of the Company from General Motors Corporation, hereby constitutes and appoints Lester M. Alberthal, Jr., John R. Castle, Jr., Paul J. Chiapparone, Gary J. Fernandes, and Joseph M. Grant, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of the Company, and any and all amendments thereto (including post-effective amendments), relating to the resale of shares of common stock of the Company by a trust under the General Motors Hourly Rate Employees Pension Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



Date:  May 21, 1996                  /s/ Ray L. Hunt
                                    -----------------
                                         Ray L. Hunt

                               POWER OF ATTORNEY


          The undersigned, a person elected as a director of Electronic Data Systems Holding Corporation (to be renamed Electronic Data Systems Corporation) (the "Company") effective immediately following the consummation of the split-off of the Company from General Motors Corporation, hereby constitutes and appoints Lester M. Alberthal, Jr., John R. Castle, Jr., Paul J. Chiapparone, Gary J. Fernandes, and Joseph M. Grant, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of the Company, and any and all amendments thereto (including post-effective amendments), relating to the resale of shares of common stock of the Company by a trust under the General Motors Hourly Rate Employees Pension Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



Date:  May 21, 1996                  /s/ C. Robert Kidder
                                    ---------------------
                                         C. Robert Kidder

                               POWER OF ATTORNEY


          The undersigned, a person elected as a director of Electronic Data Systems Holding Corporation (to be renamed Electronic Data Systems Corporation) (the "Company") effective immediately following the consummation of the split-off of the Company from General Motors Corporation, hereby constitutes and appoints Lester M. Alberthal, Jr., John R. Castle, Jr., Paul J. Chiapparone, Gary J. Fernandes, and Joseph M. Grant, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of the Company, and any and all amendments thereto (including post-effective amendments), relating to the resale of shares of common stock of the Company by a trust under the General Motors Hourly Rate Employees Pension Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



Date:  May 21, 1996                  /s/ Ray J. Groves
                                    -------------------
                                         Ray J. Groves

                               POWER OF ATTORNEY


          The undersigned, a person elected as a director of Electronic Data Systems Holding Corporation (to be renamed Electronic Data Systems Corporation) (the "Company") effective immediately following the consummation of the split-off of the Company from General Motors Corporation, hereby constitutes and appoints Lester M. Alberthal, Jr., John R. Castle, Jr., Paul J. Chiapparone, Gary J. Fernandes, and Joseph M. Grant, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of the Company, and any and all amendments thereto (including post-effective amendments), relating to the resale of shares of common stock of the Company by a trust under the General Motors Hourly Rate Employees Pension Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



Date:  May 21, 1996                  /s/ Richard B. Cheney
                                    ----------------------
                                         Richard B. Cheney

                               POWER OF ATTORNEY


          The undersigned, a person elected as a director of Electronic Data Systems Holding Corporation (to be renamed Electronic Data Systems Corporation) (the "Company") effective immediately following the consummation of the split-off of the Company from General Motors Corporation, hereby constitutes and appoints Lester M. Alberthal, Jr., John R. Castle, Jr., Paul J. Chiapparone, Gary J. Fernandes, and Joseph M. Grant, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of the Company, and any and all amendments thereto (including post-effective amendments), relating to the resale of shares of common stock of the Company by a trust under the General Motors Hourly Rate Employees Pension Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



Date:  May 22, 1996                  /s/ James A. Baker, III
                                    ------------------------
                                         James A. Baker, III